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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §§. 240.14a-11(c) or §§. 240.14a-12
Overstock.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14A-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 1:00 p.m. on April 26, 2005

Dear Fellow Stockholders:

        We cordially invite you to attend the 2005 Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company"). The meeting will be held at 1:00 p.m. on Tuesday, April 26, 2005, at the Company's warehouse located at 955 South 3800 West, Salt Lake City, Utah 84104, for the following purposes:

  1.
  To elect one Class III director of Overstock.com, Inc., to serve a term of three (3) years and hold office until her successor has been elected and qualified or until her earlier resignation or removal. A majority of the independent members of the Board of Directors has recommended, and the Company's Board of Directors intends to present, Allison H. Abraham for re-election to the Board.

  2.
  To approve the Company's 2005 Equity Incentive Plan, including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m);

  3.
  To ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2005; and

  4.
  To transact any other business properly coming before the Annual Meeting or any adjournments or postponements thereof.

        These proposals are discussed in more detail in the attached Proxy Statement. Please read the attached Proxy Statement carefully. Only stockholders who owned shares at the close of business on March 10, 2005 are entitled to attend and vote at the meeting or any adjournment of the meeting. A complete list of the stockholders of record of the Company on March 10, 2005 will be available at the Company's principal executive offices at 6322 South 3000 East, Suite 100, Salt Lake City, Utah for at least ten days prior to the meeting.

        Following the meeting, we will report on our performance in 2004 and answer your questions.

By Order of the Board of Directors,

Jonathan E. Johnson III Secretary

Salt Lake City, Utah
March 25, 2005

Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying Proxy Card in the enclosed self-addressed, stamped envelope.

TABLE OF CONTENTS

Notice of Annual Meeting
Proxy Statement
Questions and Answers
Proposals to be Voted On
Election of Directors
Approval of 2005 Equity Incentive Plan
Ratification of Selection of Independent Registered Public Accounting Firm
Other Business
The Board
General
Board and Committee Meetings
Board Independence
Committees of the Board
Director Qualifications
Identification and Evaluation of Nominees for Director
Communications with the Board
Annual Meeting Attendance
Code of Ethics
Information Regarding Director Nominees and other Directors
Compensation Committee Interlocks and Insider Participation
Compensation of Directors
Report of the Compensation Committee on Executive Compensation
Executive Officers
Executive Compensation
Option Grants
Aggregated Option Exercises in 2004 and Fiscal Year-End Values
Equity Compensation Plan Information
Severance and Change of Control Arrangements
Report of the Audit Committee
Share Ownership of Management, Directors and 5% Stockholders
Stock Performance Graph
Other Information
Certain Relationships and Related Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
Deadline for Receipt of Stockholder Proposals
Costs of Proxy Solicitation
Appendix A—Charter for the Audit Committee
Appendix B—2005 Equity Incentive Plan

OVERSTOCK.COM, INC.
6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121

PROXY STATEMENT

        Our Board of Directors is soliciting proxies for the 2005 Annual Meeting of Stockholders to be held at 1:00 p.m. on April 26, 2005 at the Company's warehouse located at 955 South 3800 West, Salt Lake City, Utah 84104. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters before the meeting.

        The Board set March 10, 2005 as the record date for the meeting. Stockholders who owned Overstock common stock on that date are entitled to attend and vote at the meeting. Each share is entitled to one vote. There were 19,883,860 shares of common stock outstanding on the record date.

        Voting materials, which include this Proxy Statement, the proxy card and Overstock's Annual Report on Form 10-K for the year ended December 31, 2004, are being mailed to stockholders on or about March 29, 2005.

QUESTIONS AND ANSWERS

Q:        Why am I receiving this Proxy Statement?

A:        This Proxy Statement describes proposals on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Q:        Who can vote at the Annual Stockholders Meeting?

A:        Stockholders who owned Overstock common stock on March 10, 2005 may attend and vote at the Annual Meeting. Each share is entitled to one vote. There were 19,883,860 shares of common stock outstanding on March 10, 2005. Information about the stockholdings of our directors and executive officers is contained in the section entitled "Share Ownership of Management, Directors and 5% Stockholders" beginning on page 29 of this Proxy Statement.

Q:        What is the proxy card?

A:        The proxy card enables you to appoint Patrick M. Byrne and Jonathan E. Johnson III as your representatives at the Annual Meeting. By completing and returning the proxy card you are authorizing Messrs. Byrne and Johnson to vote your shares at the meeting, as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the meeting date just in case your plans change.

Q:        What am I voting on?

A:        You are being asked to vote on:

  •
  the election of one director,

  •
  approval of the Company's 2005 Equity Incentive Plan; and

  •
  ratification of our Audit Committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

The section entitled "Proposals to be Voted On" on page 6 of this Proxy Statement gives you more information about the nominee for election to our Board, the proposed 2005 Equity Incentive Plan, and the Company's independent registered public accounting firm. You may also find more information on the nominee in the section entitled "The Board—Information Regarding Director Nominee and Other Directors" beginning on page 21 of this Proxy Statement. We will also transact any other business that properly comes before the meeting.

Q:        How do I vote?

A:        You may vote either by attending the meeting and voting in person, or you may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

  •
  as you instruct, and

  •
  according to the best judgment of Messrs. Byrne and Johnson if a proposal comes up for vote at the meeting that is not on the proxy card.

If you return a signed card but do not provide voting instructions, your shares will be voted:

  •
  for the named nominee for director,

  •
  for approval of the Company's 2005 Equity Incentive Plan,

  •
  for ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, and

  •
  according to the best judgment of Messrs. Byrne and Johnson if a proposal comes up for a vote at the meeting that is not on the proxy card.

We will hand out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Q:        What does it mean if I receive more than one proxy card?

A:        It means that you may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:        What if I change my mind after I return my proxy?

A:        You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  sending a written notice to the Secretary of the Company (at the address shown on the cover page) stating that you are revoking your proxy of a particular date,

  •
  signing another proxy with a later date and returning it before the polls close at the meeting, or

  •
  attending the Annual Meeting and voting in person.

Q:        Will my shares be voted if I do not sign and return my proxy card?

A:        (1) If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares. Brokerage firms have authority under the NASDAQ rules to vote customers' unvoted shares on some "routine" matters. The proposals to elect directors and ratify the appointment of the independent registered public accounting firm are routine matters. The proposal to approve the 2005 Equity Incentive Plan is not a routine matter. If you do not give a proxy to vote your shares, your brokerage firm may either:

  •
  vote your shares on routine matters, or

  •
  leave your shares unvoted.

If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a "broker nonvote." A brokerage firm cannot vote customers' shares on non-routine matters without instructions from you.

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the meeting. We encourage you to provide instructions to your broker. This ensures your shares will be voted at the meeting.

(2)    If your shares are in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the meeting.

Q:        How are votes counted?

A:        You may vote:

  •
  with respect to the nominee for election to the Board, either "for" the nominee or to "withhold" your vote from the nominee,

  •
  "for," "against," or "abstain" on the proposal to approve the 2005 Equity Incentive Plan, and

  •
  "for," "against," or "abstain" on the ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

Q:        How many stockholders are needed either in person or by proxy to hold the meeting?

A:        To hold the meeting and conduct business, a majority of the Company's outstanding shares entitled to vote as of March 10, 2005 must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

  •
  is present in person at the meeting, or

  •
  has properly submitted a proxy card.

On proposals for routine matters, a broker nonvote is counted for determining the presence of a quorum.

Q:        How many votes must the nominee have to be elected as a director?

A:        The nominee receiving the highest number of "yes" votes will be elected as a director. This number is called a plurality.

Q:        What happens if a nominee is unable to stand for re-election?

A:        A majority of the independent members of the Board may designate a substitute nominee. If you have completed and returned your proxy, Messrs. Byrne and Johnson can vote your shares for a substitute nominee. They cannot vote for more than one nominee.

Q:        How many votes are required to approve the 2005 Equity Incentive Plan?

A:        A majority of the shares present, in person or by proxy, voting in favor is required to approve the 2005 Equity Incentive Plan. Brokers do not have discretion to vote on this proposal without your instruction.

Q:        How many votes are required to ratify the appointment of PricewaterhouseCoopers LLP?

A:        A majority of the shares present, in person or by proxy, including broker nonvotes, voting in favor is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Q:        How many votes are required to approve other matters that may come before the stockholders at the meeting?

A:        A majority of the shares present, in person or by proxy, excluding broker nonvotes, at the meeting voting in favor is required to approve other matters that may come before the stockholders at the meeting.

Q:        What happens if I don't indicate how to vote my proxy?

A:        If you just sign your proxy card without providing further instructions, your shares will be counted as a "yes" vote for the director nominee, a "yes" vote for the proposal to approve the 2005 Equity Incentive Plan, and "for" ratification of the selection of PricewaterhouseCoopers LLP.

Q:        Is my vote kept confidential?

A:        Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q:        Where do I find the voting results of the meeting?

A:        We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2005 on or before August 9, 2005. We will file that report with the SEC, and you can get a copy by calling Investor Relations at (801) 947-3132 or the SEC at (800) SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also get a copy from our website at www.overstock.com.

Q:        Who can help answer my questions?

A:        You can call Georgeson Shareholder Communications, our proxy solicitor, toll-free at (800) 314-4549 with any questions about the proposals described in this Proxy Statement or the mechanics of voting.

PROPOSALS TO BE VOTED ON:

1.     ELECTION OF DIRECTORS

        The nominee for re-election this year as a Class III director, for a three-year term ending in 2008, is Allison H. Abraham. Ms. Abraham has been a director of the Company since 2002 and has consented to serve a new three-year term.

        For information about Ms. Abraham, see "The Board—Information Regarding Director Nominee and Other Directors" beginning on page 21.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends a vote "for" Ms. Abraham.

Vote Required

        A director will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting. Votes withheld are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but otherwise they have no legal effect under Delaware law.

2.     APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN.

        The Board of Directors is asking our stockholders to approve our 2005 Equity Incentive Plan (the "2005 Plan"), which will enable the Board to grant restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units as well as incentive and nonstatutory stock options, and to approve the transfer to the 2005 Plan of all shares remaining available for grant under our 2002 Stock Option Plan and any prior option plans (as well as any shares subsequently becoming available for grant under any such plan). If the 2005 Plan is approved by the stockholders, no further grants would be made under the 2002 Stock Option Plan or prior plans. If the 2005 Plan is approved by the stockholders, the number of shares of common stock that would then be available for grant thereunder would be 1,184,158, less shares covered by any grants made under the 2002 Stock Option Plan after December 31, 2004, plus any shares returned to the 2002 Stock Option Plan (or prior plans) after December 31, 2004.

        Our stockholders are also being asked to approve the material terms of the 2005 Plan and the performance goals thereunder for the purpose of helping awards under the 2005 Plan qualify as "performance-based" compensation under Internal Revenue Code Section 162(m).

        As of December 31, 2004, 19,815,486 shares of common stock were outstanding, options to purchase 3,001,004 shares had been granted under the 2002 Stock Option Plan and prior plans, and options to purchase 1,511,909 shares of common stock were outstanding under the 2002 Stock Option Plan and prior plans described below. During 2004 we granted options under the 2002 Stock Option Plan to purchase a total of 473,574 shares, including options to purchase 65,000 shares granted to current executive officers of the Company. At December 31, 2004, 1,184,158 shares of common stock remained available for future option grants.

        The 2002 Stock Option Plan replaced the Company's Amended and Restated 1999 Stock Option Plan (the "1999 Plan"), which was terminated as to new grants on May 29, 2002. All options outstanding under the 1999 Plan on May 29, 2002 remained outstanding under the 1999 Plan, and any shares available for grant under the 1999 Plan became available for grant under the 2002 Stock Option Plan. At December 31, 2004, options to purchase an additional 1,548 shares of common stock remained outstanding under the Gear.com, Inc. Restated 1998 Stock Option Plan, which terminated as to new grants upon our acquisition of Gear.com, Inc. on November 20, 2000.

        New accounting regulations are expected to require companies to record a charge to earnings for employee stock option grants, including options granted under plans similar to the proposed 2005 Plan. The extent to which we will make grants of awards under the 2005 Plan will depend on the developments in these accounting regulations as well as other factors, including our assessment of the efficacy of various types of awards in attracting, retaining and motivating key employees. The 2005 Plan will allow us to grant a wider range of awards than is permitted under our current stock option plans, including restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units. We believe that the 2005 Plan will be an important element of our compensation package.

        Our 2005 Plan has been developed to replace our 2002 Stock Option Plan, which would otherwise terminate no later than 2014. Currently, our 2002 Stock Option Plan authorizes the Board of Directors to grant incentive stock options to our employees, and non-statutory stock options and stock purchase rights to our employees, directors and consultants. Our Board of Directors approved the 2005 Plan on March 11, 2005, subject to stockholder approval at the 2005 annual meeting. The 2002 Plan and prior plans will remain in effect with respect to options outstanding under such plans.

        In addition to approving the 2005 Plan, we are proposing for stockholder approval the transfer to the 2005 Plan all of the shares remaining available for grant under the 2002 Stock Option Plan or prior plans or otherwise becoming available for grant under any such plan. If the 2005 Plan is approved by the stockholders, the number of shares of common stock that would then be available for grant thereunder would be 1,184,158, less shares covered by any grants made under the 2002 Stock Option Plan after December 31, 2004, plus any shares returned to the 2002 Stock Option Plan (or prior plans) after December 31, 2004. The proposed 2005 Plan does not increase the number of shares available for grant.

        As of March 24, 2005, the closing price of our common stock was $43.64 per share.

        The 2005 Plan provides for the grant of options to purchase shares of our common stock, stock appreciation rights ("SARs"), restricted stock, performance shares, performance units, and deferred stock units to employees and consultants of the Company. As of December 31, 2004, there were approximately 430 employees (including officers and directors) who would be eligible to participate in the Plan.

        Please see the summary of the Plan below.

Vote Required and Recommendation

        If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote and cast at the Annual Meeting will be required to approve the adoption of the 2005 Plan.

        Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote "against" the proposal. If our stockholders do not approve the 2005 Plan, we will continue to make grants under the 2002 Stock Option Plan.

        Our executive officers and non-employee directors have an interest in this proposal, as they may receive awards under the 2005 Plan.

        The Board of Directors recommends a vote "FOR" Proposal 2, the approval of our 2005 Equity Incentive Plan and the transfer of all shares remaining available for grant (or to become available for grant) under our 2002 Stock Option Plan and all prior stock option plans, and to approve the material terms of the 2005 Plan and the performance goals thereunder for purposes of Section 162(m) of the

Internal Revenue Code. Proxies solicited by the Board will be so voted unless stockholders instruct otherwise in their proxies.

Summary of the Plan

        The principal features of the 2005 Plan are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the 2005 Plan, which is attached as Appendix B. Capitalized terms used herein and not defined shall have the meanings set forth in the 2005 Plan.

        Purpose.    The purposes of the 2005 Plan are to attract and retain the best available personnel, to provide additional incentive to our employees, consultants and non-employee directors, and to promote the success of our business.

        Administration.    The 2005 Plan may be administered by our Board of Directors or a committee, which our Board of Directors may appoint from among its members (the "Administrator"). Subject to the provisions of the 2005 Plan, the Administrator has the authority to: (i) interpret the 2005 Plan and apply its provisions; (ii) prescribe, amend or rescind rules and regulations relating to the 2005 Plan; (iii) select the persons to whom awards are to be granted; (iv) subject to individual fiscal year limits applicable to each type of award, determine the number of shares or equivalent units to be made subject to each award; (v) determine whether and to what extent awards are to be granted; (vi) determine the terms and conditions applicable to awards generally and of each individual award (including the provisions of the award agreement to be entered into between the Company and the participant); (vii) amend any outstanding award subject to applicable legal restrictions; (viii) authorize any person to execute, on our behalf, any instrument required to effect the grant of an award; (ix) approve forms of agreement for use under the 2005 Plan; (x) allow participants to satisfy withholding tax obligations by electing to have the Company withhold from the shares or cash to be issued that number of shares or cash having a fair market value equal to the minimum amount required to be withheld; (xi) reduce the exercise price of an award to the then current fair market value if the fair market value of the common stock covered by the award has declined since the date the award was granted; (xii) institute an award exchange program; and (xiii) subject to certain limitations, take any other actions deemed necessary or advisable for the administration of the 2005 Plan. All decisions, interpretations and other actions of the Administrator shall be final and binding on all holders of awards and on all persons deriving their rights therefrom.

        Eligibility.    The 2005 Plan provides that awards may be granted to our employees, consultants and non-employee directors. Incentive options may be granted only to employees (including officers and employee directors).

        Code Section 162(m) Performance Goals.    We have designed the 2005 Plan so that it permits us to issue awards that qualify as performance-based under Section 162(m) of the Code. Thus, the Administrator may make performance goals applicable to a participant with respect to an award. At the Administrator's discretion, one or more of the following or any other reasonable performance goals may apply: cash position, earnings per share, expenses, gross margin, individual objectives, net income, operating cash flow, operating income, operating margin, return on assets, return on equity, return on sales, revenue, total stockholder return, and/or unit sales, all as determined in accordance with accounting principles generally accepted in the United States or on a non-GAAP basis. Except for cash position, return on equity and total stockholder return, a performance goal may apply either to us or to one of our business units. The Administrator may use other performance goals for awards that are not intended to qualify as performance-based under Section 162(m) of the Code.

        Terms and Conditions of Options.    Each option granted under the 2005 Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a)    Exercise Price.    The Administrator determines the exercise price of options at the time the options are granted. The option price of all incentive stock options under the 2005 Plan and non-statutory options granted under the 2005 Plan intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than the fair market value of the common stock on the date the option is granted. Subject to the foregoing, and subject to Section 409A of the Internal Revenue Code, non-statutory stock options may be granted with a per share exercise price determined by the Administrator. Non-statutory options may be granted with an exercise price of less than 100% of the fair market value per share on the date of grant pursuant to a merger or other corporate transaction. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. For purposes of the 2005 Plan, fair market value is defined as the closing sale price per share of the common stock on the date of grant as reported on the Nasdaq National Market. On March 16, 2005, the closing price of the common stock as reported on the Nasdaq National Market was $45.49. Optionees are not required to pay the Company any amount upon the grant of an option.

          (b)    Form of Consideration.    The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, other shares of our common stock owned by the optionee, delivery of an exercise notice together with irrevocable instructions to a broker to deliver to us the exercise price from sale proceeds, or by a combination thereof.

          (c)    Exercise of the Option.    Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. However, in no event shall an option granted under the 2005 Plan be exercised more than 10 years after the date of grant.

          (d)    Termination of Employment.    The 2005 Plan provides that if the optionee's employment relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination may be determined by the Administrator and set forth in the option agreement and the option may be exercised only to the extent the options were exercisable on the date of termination and in no event later than the expiration of the term of the option. In the absence of a specified time in the option agreement, the option will generally remain exercisable for three months after the optionee's termination.

          (e)    Permanent Disability.    If an optionee's employment is terminated due to a disability, options granted to such employee may be exercised within such period of time as is determined by the Administrator and set forth in the option agreement, but only to the extent that the options were exercisable on the date of termination and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option will generally remain exercisable for one year following the optionee's termination due to disability.

          (f)    Death.    If an optionee should die while an employee of the Company, options granted to such employee may be exercised within such period of time as is determined by the Administrator and set forth in the option agreement but only to the extent that the options were exercisable on the date of death and in no event later than the expiration of the term of such option as set forth in the option agreement. In the absence of a specified time in the option agreement, the option will generally remain exercisable for one year following the optionee's death.

          (g)    ISO Limitation.    The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options held by an employee that are exercisable for the first time in any one calendar year. To the extent the limit is exceeded, the options relating to the excess shares will be treated as nonstatutory options.

          (h)    162(m) Share Limit.    No participant may be granted stock options and stock appreciation rights to purchase more than 423,430 shares of common stock in any fiscal year, except that up to 846,860 shares may be granted in the participant's first fiscal year of service.

          (i)    Other Provisions.    The stock option agreement may contain other terms, provisions and conditions as determined by the Administrator.

        Terms and Conditions of Stock Appreciation Rights.    The Administrator, subject to the provisions of the 2005 Plan (including the 162(m) share limit referred to above), shall have complete discretion to determine the terms and conditions of SARs granted under the 2005 Plan.

        Payment of Stock Appreciation Right Amount.    Upon exercise of an SAR, the holder of the SAR shall be entitled to receive payment in an amount equal to the product of (i) the difference between the fair market value of a share on the date of exercise and the exercise price and (ii) the number of shares for which the SAR is exercised.

        Payment upon Exercise of Stock Appreciation Right.    At the discretion of the Administrator, payment to the holder of an SAR may be in cash, shares of our common stock or a combination thereof. To the extent that an SAR is settled in cash, the shares available for issuance under the 2005 Plan shall not be diminished as a result of the settlement.

        Stock Appreciation Right Agreement.    Each SAR grant shall be evidenced by an agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

        Expiration of Stock Appreciation Rights.    SARs granted under the 2005 Plan expire as determined by the Administrator, but in no event later than ten (10) years from date of grant. No SAR may be exercised by any person after its expiration.

        Restricted Stock.    Subject to the terms and conditions of the 2005 Plan, restricted stock may be granted to our employees and consultants at any time and from time to time at the discretion of the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares subject to a restricted stock award granted to any participant and (ii) the conditions for grant or for vesting that must be satisfied, which may be based principally or solely on continued provision of services but may include a performance-based component. However, no participant shall be granted a restricted stock award and performance shares covering more than 211,715 shares in any of our fiscal years, except that up to 635,145 shares may be granted in the participant's first fiscal year of service. Until the shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the underlying shares.

        Restricted Stock Award Agreement.    Each restricted stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator shall determine; provided, however, that if the restricted stock grant has a purchase price, the purchase price must be paid no more than ten (10) years following the date of grant.

        Performance Shares.    Subject to the terms and conditions of the 2005 Plan, performance shares may be granted to our employees and consultants at any time and from time to time as shall be determined at the discretion of the Administrator. The Administrator shall have complete discretion to determine (i) the number of shares of our common stock subject to a performance share award granted to any service provider and (ii) the conditions that must be satisfied for grant or for vesting, which may be based principally or solely on achievement of performance milestones but may include a service-based component. However, no participant shall be granted performance shares and restricted stock awards covering more than 211,715 shares in any of our fiscal years, except that up to 634,145 shares may be granted in the participant's first fiscal year of service.

        Performance Share Award Agreement.    Each performance share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

        Performance Units.    Performance units are similar to performance shares, except that they shall be settled in cash equivalent to the fair market value of the underlying shares of our common stock, determined as of the vesting date. The shares available for issuance under the 2005 Plan shall not be diminished as a result of the settlement of a performance unit.

        Performance Unit Award Agreement.    Each performance unit grant shall be evidenced by an agreement that shall specify such terms and conditions as shall be determined at the discretion of the Administrator. However, no participant shall be granted a performance unit award covering more than $1,000,000 in any of the Company's fiscal years, except that a newly hired participant may receive a performance unit award covering up to $3,000,000.

        Deferred Stock Units.    Deferred stock units shall consist of a restricted stock, performance share or performance unit award that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred stock units are subject to the individual annual limits that apply to each type of award.

        Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an award granted under the 2005 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an award granted under the 2005 Plan transferable, such award shall contain such additional terms and conditions as the Administrator deems appropriate.

        Acceleration upon Death.    In the event that a participant dies while a service provider, the award may be exercised within the time period set forth in the relevant agreement, but in no event later than the expiration date of the relevant award.

        Adjustment Upon Changes in Capitalization.    In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of our common stock or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us, appropriate proportional adjustments shall be made in the number and class of shares of stock subject to the 2005 Plan, the individual fiscal year limits applicable to restricted stock, performance share awards, SARs and options, the number and class of shares of stock subject to any award outstanding under the 2005 Plan, and the exercise price of any such outstanding option or SAR or other award. Any such adjustment shall be made by the Administrator or the Compensation Committee of our Board of Directors, whose determination shall be conclusive.

        Change of Control.    In the event of a change of control, the successor corporation (or its parent or subsidiary) will assume or substitute each outstanding award. If the successor corporation refuses to assume the awards or to substitute equivalent awards, such awards shall become 100% vested. In such event, the Administrator shall notify the participant that each award subject to exercise is fully exercisable for 30 days from the date of such notice and that the award terminates upon expiration of such period.

        Amendment, Suspensions and Termination of the 2005 Plan.    Our Board of Directors may amend, suspend or terminate the 2005 Plan at any time; provided, however, that stockholder approval is required for any amendment to the extent necessary to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Rule 16b-3") or Section 422 of the Code, or any other applicable rule or statute or by the rules of any stock exchange or automated quotation system on which the Company's shares may then be listed or quoted. The 2005 Plan may constitute a "nonqualified deferred compensation plan" under Section 409A of the Internal Revenue Code, and the Board may be expected to amend the 2005 Plan to comply with regulations expected to be issued under Section 409A. If the 2005 Plan is approved, the 2005 Plan will terminate in April 2015.

Federal Income Tax Information

        Incentive Stock Options.    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise is an adjustment for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

        Non-statutory Stock Options.    All other options that do not qualify as incentive stock options are referred to as non-statutory options. An optionee will not recognize any taxable income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

        Stock Appreciation Rights.    No taxable income is reportable when an SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received and/or the amount of cash received. Any additional gain or loss recognized upon any later disposition of the shares of our common stock would be a capital gain or loss.

        Restricted Stock, Performance Units and Performance Shares.    A participant will not have taxable income upon grant (unless, with respect to restricted stock, he or she elects to be taxed at that time). Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the vested shares or cash received minus any amount paid for the shares of our vested common stock.

        Tax Effect for the Company.    We generally will be entitled to a tax deduction in connection with an award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Special rules limit the deductibility of compensation paid to our chief executive officer and to each of our four most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include stockholder approval of the 2005 Plan and performance goals under the 2005 Plan, setting individual annual limits on each type of award, and certain other requirements. The 2005 Plan has been designed to permit the Administrator to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with any such awards.

        Requirements Regarding "Deferred Compensation."    Certain of the benefits under the 2005 Plan may constitute "deferred compensation" within the meaning of Section 409A of the Internal Revenue Code, a recently enacted provision governing "nonqualified deferred compensation plans." Failure to comply with the requirements of the provisions of Section 409A regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for federal tax purposes earlier than expected, and to be subject to substantial penalties.

        The foregoing is only a summary of the effect of federal income taxation upon us and upon the participant, does not purport to be complete, and does not discuss the tax consequences of the participant's death or the income tax laws of any municipality, state or foreign country in which a participant may reside. It also does not discuss the potential application of Section 280G of the Internal Revenue Code, which can apply to an "excess parachute payment." Further, different rules may apply if the participant is also an officer, director, or 10% stockholder of the Company.

Accounting Treatment

        Currently, employee awards with purchase prices at or above fair market value on the grant date typically do not result in any direct charge to our reported earnings. However, the fair market value of these awards is required to be disclosed in the notes to our financial statements. We must also disclose, in the notes to our financial statements, the pro forma impact these awards would have on our reported earnings and earnings per share if the fair value of the awards at the time of grant were treated as a compensation expense.

        The Financial Accounting Standards Board has adopted a standard which will require mandatory expensing for equity awards for public companies commencing at the beginning of the first fiscal quarter after June 15, 2005. Consequently, we expect that all Plan awards granted after the effective date and any Plan awards granted prior to the effective date with outstanding unvested awards as of the effective date will result in direct charges to our reported earnings over the future respective vesting periods.

New Plan Benefits

        The grant of awards under the 2005 Plan, including grants to our named executive officers and directors, is discretionary. As of the date of this proxy statement, there has been no determination with respect to future awards under the 2005 Plan. Accordingly, the amount of any future discretionary awards is not determinable. The following table sets forth information with respect to the grant of options during the fiscal year ended December 31, 2004 to: (a) non-employee directors; (b) our named executive officers; (c) all current executive officers as a group; and (d) all other employees as a group:

OPTION GRANTS IN FISCAL 2004

Name of Individual or Identity of Group and Position	Number of Shares Subject to Options Granted	Grant Price(1)
Patrick M. Byrne President and Chief Executive Officer	-0-	$-0-
Jonathan E. Johnson III Vice President, Corporate Affairs and Legal	5,000	18.58
David K. Chidester Vice President, Finance	25,000	18.58
Shawn Schwegman Vice President, Technology	10,000	18.58
Russell (Tad) Martin Vice President, Merchandising and Operations	25,000	18.58
All current executive officers as a group (5 people)	65,000	18.58
All current directors who are not executive officers as a group (4 people)	50,000	23.60
All other employees as a group	358,574	25.23

(1)
Represents the weighted average per share grant price.

3.     RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1999. Although ratification of the Audit Committee's selection of PricewaterhouseCoopers LLP is not required under our bylaws or other legal requirements, the Company is submitting the appointment of PricewaterhouseCoopers LLP to the stockholders as a matter of good corporate practice. If stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if stockholders ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee may appoint a different independent registered public accounting firm or replace PricewaterhouseCoopers LLP with a different independent registered public accounting firm at any time if the Audit Committee determines it is in the best interests of the Company and the stockholders to do so. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting in order to respond to appropriate questions from stockholders and will have an opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees PricewaterhouseCoopers LLP billed us for each of the last two fiscal years for professional services for the audits of our annual financial statements, management's assessment of the effectiveness of internal control over financial reporting, the effectiveness of internal control over financial reporting and reviews of financial statements included in our Reports on Form 10-K and Form 10-Q were $191,400 in 2003 and $567,300 in 2004. The increase in our 2004 audit fees was primarily due to $350,000 in fees for the audits of management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004.

Audit-Related Fees

        The aggregate fees and out-of-pocket expenses PricewaterhouseCoopers LLP billed us in each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under the caption "Audit Fees" were $145,800 in 2003, of which $127,400 was for audit related services in connection with our follow-on offering in the first quarter of 2003, and of which $18,400 was for consultations regarding revenue recognition and compliance with the Sarbanes-Oxley Act of 2002, and $116,600 in 2004, all of which was for audit-related services in connection with our offerings and registration statements during 2004.

Tax Fees

        PricewaterhouseCoopers LLP did not bill us any additional fees in the last two fiscal years for compliance, tax advice, or tax planning.

All Other Fees

        PricewaterhouseCoopers LLP did not bill us any additional fees in the last two fiscal years for products and services provided by PricewaterhouseCoopers LLP, other than the services reported above.

Auditor Independence

        The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing us with the services described above, and has concluded that those services are compatible with their independence from management and from the Company.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

General

        The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which sets forth the procedures and the conditions pursuant to which services to be performed by the independent registered public accounting firm are to be pre-approved. Under the Policy, proposed services either may be pre-approved by agreeing to a framework with descriptions of allowable services with the Audit Committee ("general pre-approval"), or require the specific pre-approval of the Audit Committee ("specific pre-approval"). Unless a type of service has received general pre-approval, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm.

        The Policy describes the Audit, Audit-related, Tax and All Other Services that are subject to the general pre-approval of the Audit Committee. The Audit Committee will annually review and pre-approve the services that may be provided by the independent registered public accounting firm that are subject to general pre-approval. Under the Policy, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Services

        The annual Audit services engagement scope and terms are subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews) and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company's consolidated financial statements. Audit services also include the attestation engagement for the independent registered public accounting firm's report on management's assertion on internal control over financial reporting and the effectiveness of internal control over financial reporting. The Policy provides that the Audit Committee will monitor the Audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope or other items. The Policy provides for Audit Committee pre-approval of specific Audit services.

Audit-related Services

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent registered public accounting firm. Under the Policy, the Audit Committee grants general pre-approval to specified Audit-related services. All other Audit-related services not specified must be specifically pre-approved by the Audit Committee.

Tax Services

        Under the Policy, the Audit Committee grants general pre-approval to specific tax compliance, planning and advice services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. Other tax services must be specifically approved by the Audit Committee.

All Other Services

        Under the Policy, the Audit Committee grants general pre-approval to specific permissible non-audit services classified as All Other Services that it believes are routine and recurring services, would not impair the independence of the independent registered public accounting firm and are consistent with the SEC's rules on auditor independence. Services permissible under applicable rules but not specifically approved in the Policy require further specific pre-approval by the Audit Committee.

Procedures

        The Policy provides that at the beginning of each year, the Vice President, Finance (our principal financial and accounting officer) and the Company's independent registered public accounting firm will jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to general pre-approval. This schedule will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fees (or a range of projected fees) for each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year. Any changes to the fee amounts listed in the schedule will be subject to further specific approval of the Audit Committee. The Policy prohibits the independent registered public accounting firm from commencing any project not described in the schedule approved by the Audit Committee until specific approval has been given. All such audit, audit related, tax and non-audit services, if any, performed by PricewaterhouseCoopers LLP during 2004 were pre-approved by the Audit Committee in accordance with the Policy.

Recommendation of the Board of Directors

        The Board of Directors unanimously recommends that the stockholders vote "for" ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

Vote Required

        The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, will be required to approve the proposal.

4.     OTHER BUSINESS

        The Board knows of no other business for consideration at the meeting. If other matters are properly presented at the meeting, or at any adjournment or postponement of the meeting, Messrs. Byrne and Johnson will vote, or otherwise act, on your behalf in accordance with their judgment on such matters.

THE BOARD

General

        The Board of Directors is currently composed of five members. One current director is a nominee for re-election this year. The remaining four directors will continue to serve the terms described below. Our directors serve staggered terms. This is accomplished as follows:

  •
  each director serves a three-year term,

  •
  the directors are divided into three classes,

  •
  the classes are as nearly equal in number as possible, and

  •
  the term of each class begins on a staggered schedule.

        Unless otherwise instructed, the proxy holders will vote the proxies received by them for Ms. Abraham, who is a current director of the Company. In the event that Ms. Abraham is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by a majority of the independent members of the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominee approved by a majority of the independent members of the Board, if possible. The term of office of the person elected as a director will continue until the 2008 Annual Meeting of Stockholders or until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. It is not expected that Ms. Abraham will be unable or will decline to serve as a director.

Board and Committee Meetings

        The Board held nine meetings during 2004. The Audit Committee held six meetings, and the Compensation Committee held two meetings during 2004. Each director attended at least 75% of the meetings of the Board and of the committees on which he or she served during 2004.

Board Independence

        The Board of Directors has determined that, except for our President Patrick M. Byrne and his father John J. Byrne, each of our current directors, including the director standing for re-election, is independent within the meaning of the Nasdaq director independence standards.

Committees of the Board

        The Board of Directors has an Audit Committee and a Compensation Committee, each of which has adopted a written charter. All members of the committees are appointed by the Board of Directors, and each member is independent within the meaning of the Nasdaq director independence standards. The committees are described in more detail below. In addition, the Board has adopted resolutions authorizing a majority of the independent members of the Board of Directors to recommend nominees for election to the Board, as described in more detail below.

        Audit Committee.    The Board has an Audit Committee consisting of John A. Fisher, Gordon S. Macklin and Allison H. Abraham, each of whom is independent within the meaning of the Nasdaq director independence standards. The Board of Directors has determined that each of Mr. Fisher, Mr. Macklin and Ms. Abraham is an "audit committee financial expert" as defined by the SEC. The Audit Committee is responsible for reviewing and monitoring our financial statements and internal accounting procedures, selecting, reviewing and monitoring our independent registered public accounting firm, evaluating the scope of the annual audit, reviewing audit results, and consulting with management and our independent registered public accounting firm prior to presentation of financial statements to stockholders. The Audit Committee Report is included beginning on page 27 of this proxy statement.

        Compensation Committee.    The Board also has a Compensation Committee consisting of John A. Fisher and Gordon S. Macklin. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for our directors, officers and other employees and administering various incentive compensation and benefit plans. The Compensation Committee Report is included beginning on page 22 of this proxy statement.

        Nominations.    The Board does not have a standing nominating committee or committee performing similar functions. The Board has adopted resolutions in accordance with the Nasdaq Marketplace Rules authorizing a majority of the independent members of the Board to recommend nominees to the full Board. The Board believes that it is appropriate for the Board not to have a nominating committee because of the small size of the full Board. The Board consists of five members, three of whom are independent. The Board considered forming a nominations committee consisting of two or all three of the independent members of the Board. Forming a committee consisting of two members was unattractive because it would have omitted one of the independent members of the Board. The Board desired the participation in the nomination procedure of all of its independent members, and therefore authorized a majority of the independent members of the Board to make nominations. The Board intends to review this matter periodically, and may in the future elect to designate a formal nominations committee. Each member of the Board of Directors has historically participated in the consideration of director nominees.

        The independent members of the Board do not have a nominating committee charter, but act pursuant to Board resolutions as described above. Each of the members of the Board authorized to recommend nominees to the full Board is independent within the meaning of the Nasdaq director independence standards.

Director Qualifications

        The independent members of the Board have not formalized specific minimum qualifications they believe must be met by a candidate to be recommended by the independent members. The independent members believe that candidates for election to the Board should have the highest professional and personal ethics and values, consistent with those of the Company. Candidates should have broad relevant experience, and should be committed to enhancing long-term stockholder value. They should be able and willing to provide insight and practical advice based on experience, and they must actively represent the interests of the stockholders. The independent members believe that a variety of types and a balance of knowledge, experience and capabilities among the members of the Board are in the best interests of the stockholders.

Identification and Evaluation of Nominees for Director

        The independent members of the Board believe that the current Board composition is serving the stockholders of the Company well. The independent Board members have considered recommending additional persons as candidates for the Board from time to time, based largely on the qualifications of the potential candidates, rather than on any perceived need of the Company. In the future, the independent members may consider candidates identified through current members of the Board, professional search firms, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Board, and may be considered at any point during the year.

        The independent members have a policy that they will consider any properly submitted director candidates recommended by stockholders of the Company. Any stockholder who desires to submit a recommendation should submit a written recommendation to the Board, including information about the qualifications of the person to be a nominee for election to the Board, and a consent of the person to serve if elected, addressed to Board of Directors, Overstock.com, Inc., 6322 South 3000 East, Suite 100, Salt Lake City, Utah 84121. There is no difference in the manner in which the independent members would evaluate a nominee based on whether the nominee is recommended by a stockholder.

        The independent members have not approved any nominee for inclusion on the Company's proxy card for the 2005 Annual Meeting other than Allison H. Abraham, who is standing for reelection. The Company has not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. The independent members did not receive, by November 18, 2004, any recommended nominee from any stockholder that beneficially owned more than 5% of the Company's voting common stock for at least one year as of the date the recommendation was made, or from a group of stockholders that beneficially owned, in the aggregate, more than 5% of the Company's voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

Communications with the Board

        In January 2004 the Board adopted resolutions to provide a formal process by which stockholders may communicate with the Board. Although the adoption of the formal process did not change the previously existing informal procedures by which stockholders could communicate with the Board, whether for the purpose of recommending nominees for election to the Company's Board of Directors or for other purposes, the adoption of the formal process did clarify that stockholders may communicate directly with the Board, whether for the purpose of recommending nominees for election to the Company's Board of Directors or for other purposes. The formal process adopted by the Board permits stockholders to communicate with the Board either in writing, addressed to the Board at the Company's headquarters at 6322 South 3000 East, Suite 100, Salt Lake City, Utah 84121, or by e-mail, sent to boardofdirectors@overstock.com. All communications from stockholders regarding matters appropriate for stockholder communications with the Board and delivered as described will be delivered to Board members.

Annual Meeting Attendance

        The Company's policy is that Board members should attend annual stockholder meetings if reasonably possible. All five of the members of the Board attended the 2004 annual stockholders meeting.

Code of Ethics

        The Company has adopted a code of ethics that applies to all of the Company's directors and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide a copy of the code of ethics to any person without charge, upon request. Requests for a copy of the code of ethics may be made in writing addressed to: General Counsel, Overstock.com, Inc., 6322 South 3000 East, Suite 100, Salt Lake City, Utah, 84121.

Information Regarding Director Nominee and Other Directors

        Set forth below is certain information as of the record date regarding the nominee for re-election and all other directors of Overstock whose term of office continues after the 2005 Annual Meeting.

Class III Director (Term Expiring in 2005) and Nominee for re-election for a Term Expiring in 2008

Name	Age	Position with the Company	Director Since
Allison H. Abraham	42	Director	March 2002

        Allison H. Abraham has served as a Director of Overstock since March 2002 and is currently a consultant to several early stage technology companies. Ms. Abraham served as President and as a director of LifeMinders, Inc., an online direct marketing company, from May 2000 until the acquisition of LifeMinders by Cross Media Marketing Corp. in October 2001. Prior to joining LifeMinders, Ms. Abraham served as Chief Operating Officer of iVillage Inc., an online media company, from May 1998 to May 2000. From February 1997 to April 1998, Ms. Abraham was President, Chief Operating Officer and a director of Shoppers Express, an online grocery service, and also served as Vice President of Sales and Marketing for several months prior to her promotion. From 1992 to 1996, Ms. Abraham held several marketing and management positions at Ameritech Corporation. She was employed at American Express Travel Related Services in New York City from 1988 to 1992, focusing on the launch of new products and loyalty programs. Ms. Abraham holds a Bachelor of Arts in Economics from Tufts University and a MBA degree from the Darden School at the University of Virginia.

Class I Directors (Term Expiring in 2006)

Name	Age	Position with the Company	Director Since
John A. Fisher	57	Director	May 2002
Patrick M. Byrne	42	President, and Chairman of the Board of Directors	October 1999

        John A. Fisher has served as a director of Overstock since May 2002. Mr. Fisher has served as Managing Director of Fisher & Company LLC, an investment banking advisor to international branded consumer growth companies since October 1996. From 1987 to 1996, Mr. Fisher was Managing Director of Hambrecht & Quist Group, a venture capital and investment banking company, responsible for leading all services to branded consumer growth companies. From 1984 to 1987, he served as chief executive of Bechtle Fisher & Company, Inc., a private investment bank. From 1976 to 1984, he served as vice president of corporate finance of The Crocker Bank. From 1973 to 1976, he served as a member of the White House staff (Office of Management & Budget), and from 1971 to 1973, as management consultant with Touche Ross & Co. Mr. Fisher has a Bachelor of Arts Degree in Economics from Yale College and an MBA from Stanford University.

        Dr. Patrick M. Byrne has served as our principal executive officer and as a Director since October 1999, as Chairman of the Board since February 2001, and currently serves as our President. From September 1997 to May 1999, Dr. Byrne served as President and Chief Executive Officer of Fechheimer Brothers, Inc., a manufacturer and distributor of uniforms. From 1995 until its sale in September 1999, Dr. Byrne was Chairman, President and Chief Executive Officer of Centricut, LLC, a manufacturer and distributor of industrial torch parts. From 1994 to the present, Dr. Byrne has served as a Manager of the Haverford Group, an investment company and an affiliate of Overstock. Dr. Byrne has a Bachelor of Arts degree in Chinese studies from Dartmouth College, a Master's degree from Cambridge University as a Marshall Scholar, and a Ph.D. in philosophy from Stanford University.

Class II Directors (Term Expiring in 2007)

Name	Age	Position with the Company	Director Since
Gordon S. Macklin	76	Director	October 1999
John J. Byrne	72	Vice Chairman of the Board of Directors	October 1999 - October 2002 and April 2004 to present

        Gordon S. Macklin has served as a Director of Overstock since October 1999. He is a member of the Audit Committee and a member of the Compensation Committee of the Board. Mr. Macklin is currently an independent corporate financial advisor. Mr. Macklin served as Chairman, President and Chief Executive Officer of White River Corporation, an information services company, from October 1993 to July 1998. Mr. Macklin was Chairman of Hambrecht and Quist Group, a venture capital and investment banking company, from 1987 until 1992. From 1970 to 1987 Mr. Macklin served as President of the National Association of Securities Dealers, Inc. Mr. Macklin serves as a director for Martek Biosciences Corporation; MedImmune, Inc.; White Mountains Insurance Group, Ltd.; and is a director, trustee or managing general partner of 48 of the investment companies in the Franklin Templeton Group of Funds. Mr. Macklin has a Bachelor of Arts in Economics from Brown University.

        John J. Byrne served as a Director of Overstock from October 1999 to October 2002. Mr. Byrne has served as Chairman of the Board of White Mountains Insurance Group, Ltd., a financial services holding company, since 1985 and was its Chief Executive Officer and President from 1985 until his first retirement in 1997, and then served as Chief Executive Officer again from 2000 to December 2002. Prior to that he served as Chairman and Chief Executive Officer of GEICO from 1976 to 1985. Earlier in his career, Mr. Byrne spent eight years with the Travelers Insurance Companies, most recently as Executive Vice President. Mr. Byrne has also served a director of American Express Company, Martin Marietta Corporation, Lehman Brothers, Inc., MidOcean Group of Companies, Zurich Re, Terra Nova (Bermuda) Holdings, and OneBeacon Insurance Group. Mr. Byrne has served as an Overseer of the Amos Tuck School of Business Administration of Dartmouth College and the Rutgers University Foundation and was a member of the Stanford Graduate School of Business Advisory Council and the Standard Research Institute Advisory Council. Mr. Byrne has a Bachelor of Science from Rutgers University, a graduate degree in Mathematics from the University of Michigan and is a Member of the American Academy of Actuaries. John J. Byrne is the father of Patrick M. Byrne, who is a Director and President, and the chief executive officer of, the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2004:

  •
  None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

  •
  None of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

  •
  None of the Company's executive officers served on the Compensation Committee (or another Board committee with similar functions or, if there was no committee like that, the entire Board of Directors) of another entity where one of that entity's officers served on the Company's Board or as a member of its Compensation Committee; and

  •
  None of the Company's executive officers was a director of another entity where one of that entity's officers served on the Company's Compensation Committee.

COMPENSATION OF DIRECTORS

        We pay our non-employee directors $20,000 annually at the rate of $5,000 per quarter. We also reimburse our non-employee directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings.

        In 2004, we granted non-employee directors options to purchase shares of our common stock under our Amended and Restated 1999 Stock Option Plan and our 2002 Stock Option Plan for their service on our Board. Our Board determines the number of option shares to be granted, if any, to any new non-employee directors. The following table shows information about aggregate options granted to non-employee directors in 2004:

Name	Grant Date	Exercise Price ($)	Number of Options Granted
John J. Byrne	May 21, 2004	31.13	5,000
Gordon Macklin	January 23, 2004 May 21, 2004	18.58 31.13	10,000 5,000
Allison Abraham	January 23, 2004 May 21, 2004	18.58 31.13	10,000 5,000
John Fisher	January 23, 2004 May 21, 2004	18.58 31.13	10,000 5,000

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Committee has provided the following report on the compensation of the executive officers including the chief executive officer and the relationship of the Company's performance to executive compensation.

Compensation Committee Report

        In 2004, the Compensation Committee (the "Committee") of the Board consisted of Messrs. Fisher and Macklin, neither of whom was an employee or former employee of the Company or any of its subsidiaries during the year. The Committee has overall responsibility for the Company's executive compensation policies and practices. The Committee's functions include:

  •
  evaluating management's performance,

  •
  reviewing and approving the Company's compensation philosophy,

  •
  reviewing and approving all executive officers' compensation, including salaries, and

  •
  administering compensation plans including granting awards under the Company's stock option plans to its employees.

Compensation of the Chief Executive Officer

        The Company's President, Patrick M. Byrne, declined to accept any salary or bonus payment from the Company during 2004. Dr. Byrne also declined to accept any salary or bonus payment from the Company during each of the three preceding years. Dr. Byrne's lack of any cash compensation bears no relationship at all to the Company's performance.

        In addition to serving as President, Dr. Byrne serves as Chairman of the Board of Directors, and controls High Plains Investments, LLC, which is the Company's largest stockholder. The Committee believes that Dr. Byrne's economic interest in the Company, directly and through High Plains Investments LLC, is fully aligned with the economic interests of the other stockholders.

Compensation Policies Applicable to other Executive Officers

        The Company's compensation program for its executive officers other than Dr. Byrne consists of (i) salaries, (ii) bonus opportunities, and (iii) stock-based compensation.

        Salaries.    The Company pays its executive officers other than Dr. Byrne salaries that are determined, in part, based on the responsibilities of the position and the experience and knowledge of the individual. Salaries are adjusted periodically at the discretion of the Committee, taking into consideration factors including the Company's growth, performance and financial condition and the Committee's subjective perception of the individual's performance, but at present (and subject to change at the discretion of the Committee) are capped at a maximum annual rate of $100,000.

        Bonus Opportunities.    During 2004, the Compensation Committee determined to recognize the extraordinary contributions of Messrs. Johnson, Chidester and Martin with bonuses of $50,000, $20,000 and 3,500, respectively. In addition, in February 2005, the Compensation Committee awarded bonuses of $75,000 to each of Messrs. Johnson, Chidester, Schwegman and Martin based on their respective contributions to the performance of the Company in 2004.

        Stock-based Compensation.    The third component of the Company's compensation program consists of share based payments. The options granted to executive officers during 2004 were granted in January 2004, with exercise prices of $18.58 per share, which the Committee determined to be equal to the fair market value of the underlying shares of common stock on the date of grant. The Committee believes that stock option grants or other equity awards provide proper incentives to management and align the economic interests of management with those of the other stockholders.

Members of the Compensation Committee
Gordon S. Macklin
John A. Fisher

EXECUTIVE OFFICERS

        In addition to Dr. Byrne, the following persons were executive officers of the Company as of March 1, 2005:

Executive Officers	Age	Position
David K. Chidester	33	Vice President, Finance
Jonathan E. Johnson III	38	Vice President, Corporate Affairs and Legal
Shawn Schwegman	30	Vice President, Technology
Russell (Tad) Martin	33	Vice President, Merchandising and Operations

        Mr. Chidester served as our Controller from August 1999 to August 2003, as our Acting Chief Financial Officer from August 2003 to January 2004 and is now our Vice President, Finance (our principal financial and accounting officer). Prior to joining Overstock, Mr. Chidester was with PricewaterhouseCoopers LLP from December 1995 to August 1999. Mr. Chidester holds a Bachelor of Science Degree in Accounting and a Master's Degree in Business Administration, both from the University of Utah.

        Mr. Johnson joined the Company in September 2002. He has served as our General Counsel and as our Vice President, Strategic Projects, and currently serves as our Vice President, Corporate Affairs and Legal and as our Secretary. From May 1999 to September 2002 Mr. Johnson held various positions with TenFold Corporation, including positions as General Counsel, Executive Vice President and Chief Financial Officer. From October 1997 to April 1999 Mr. Johnson practiced law in the Los Angeles offices of Milbank, Tweed, Hadley & McCloy and from September 1994 to September 1997 he practiced law in the Los Angeles offices of Graham & James. From February 1994 to August 1994 Mr. Johnson served as a judicial clerk at the Utah Supreme Court for Justice Leonard H. Russon, and prior to that, from August 1993 to January 1994, Mr. Johnson served as a judicial clerk at the Utah Court of Appeals for Justice Russon. Mr. Johnson holds a Bachelor's Degree in Japanese from Brigham Young University, studied for a year at Osaka University of Foreign Studies in Japan, and received his law degree from the J. Reuben Clark, Jr. Law School at Brigham Young University.

        Mr. Schwegman has served as our Vice President, Technology since January 2004. He has also served as our Chief Technology Officer from September 2003 to January 2004, as our Vice President of Sales and Marketing from April 2003 to December 2003; as our Director of Books, Music & Videos department from June 2002 to April 2003; as Manager of our Affiliate Marketing Program from January 2002 to April 2003; as our Manager of Special Projects from April 2001 to January 2002; and as our Director of Information Technology from March 2000 to April 2001. From April 1999 to February 2000 Mr. Schwegman served as Vice President of Sales with Sycamore Software Development Corp. From January 1999 to April 1999 Mr. Schwegman served as Director of Management Information Systems with Fechheimer Brothers Co.

        Mr. Martin has served as our Vice President of Merchandising and Operations since January 2004. From January 2003 to December 2003 he served as our Director of Merchandising, and from January 2001 to December 2002 served as a Buyer for the Company. From April 1999 to December 2000 Mr. Martin was Senior Product Manager for Gear.com, Inc., a company we acquired in November 2000. From May 1996 to January 1999 Mr. Martin was the National Sales Manager for Chisco, a Salt Lake City based sports accessory company, and from 1994 to 1996 he worked for the Salt Lake Olympic Bid Committee. Mr. Martin holds a Bachelor's Degree in English from the University of Utah.

        There are no family relationships among any of the current officers and directors of the Company except that John J. Byrne, who is a member of the Board of Directors, is the father of our President and Chairman of our Board of Directors, Dr. Patrick M. Byrne.

EXECUTIVE COMPENSATION

        The table below shows, for the last three fiscal years, compensation information for (i) the Company's chief executive officer, (ii) the next four most highly compensated executive officers who were serving as such at December 31, 2004 and whose total salary and bonus was $100,000 or more, and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at December 31, 2004. We refer to all of these individuals as our named officers.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position	Fiscal Year					Securities Underlying Options	All Other Compensation(1)
		Salary		Bonus
Patrick M. Byrne President	2004 2003 2002	$	— — —	$	— — —	$ — — 119,972	$	— — —
Jonathan E. Johnson III Vice President, Corporate Affairs and Legal	2004 2003 2002		100,000 140,000 32,397		125,000 — —	5,000 30,000 40,000		— — —
David K. Chidester Vice President, Finance	2004 2003 2002		100,000 92,500 82,292		95,000 600 —	25,000 6,766 9,881		43,270 36,255 9,981	(2) (2) (2)
Shawn A. Schwegman Vice President, Technology	2004 2003 2002		100,000 88,333 100,000		75,000 — —	10,000 43,533 10,128		265,179 2,650 1,500	(3)
Russell (Tad) Martin Vice President, Merchandising and Operations	2004 2003 2002		90,000 75,000 58,667		78,500 4,528 1,430	25,000 7,647 5,228		2,794 2,203 1,802

(1)
Amounts represent our matching contributions to the 401(k) plan accounts for such officers, unless otherwise noted.

(2)
Amounts include $39,670, $33,461 and $8,506, which represents taxable income from options exercised by Mr. Chidester for the years 2004, 2003 and 2002, respectively, and $3,600 $2,794 and $1,475, which represents our matching contributions to the 401(k) plan account for Mr. Chidester for the years 2004, 2003 and 2002, respectively.

(3)
Amount represents taxable income from options exercised by Mr. Schwegman during 2004.

OPTION GRANTS

        The following table summarizes the stock options granted to each named officer during the year ended December 31, 2004, including the potential realizable value over the term of the options, which is based on assumed rates of stock appreciation of 5% and 10%, compounded annually and subtracting from that result the aggregate option exercise price. These assumed rates of appreciation comply with the rules of the SEC and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

        During the year ended December 31, 2004, we granted options to purchase up to an aggregate of 473,574 shares to employees under our 2002 Stock Option Plan.

	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Terms
	Number of Securities Underlying Options Granted
				Market Value on Date of Grant
Name			Exercise Price		Expiration Date
						0%	5%	10%
Patrick M. Byrne	—	0.0%	$—	$—	—	$—	$—	$—
Johnathan E. Johnson III	5,000	1.1%	$18.58	$18.58	1/22/2009	$—	$25,667	$56,716
David K. Chidester	25,000	5.3%	$18.58	$18.58	1/22/2009	$—	$128,333	$283,582
Shawn A. Schwegman	10,000	2.1%	$18.58	$18.58	1/22/2009	$—	$51,333	$113,433
Russell (Tad) Martin	25,000	5.3%	$18.58	$18.58	1/22/2009	$—	$128,333	$283,582

AGGREGATED OPTION EXERCISES IN 2004 AND FISCAL YEAR-END VALUES

        This table shows information about unexercised in-the-money stock options held by the named officers on December 31, 2004. These values have been calculated on the basis of the closing price of our common stock on December 31, 2004, which was $69.00 per share. All options were granted under our Amended and Restated 1999 Stock Option Plan or our 2002 Stock Option Plan.

	Number of Shares Underlying Unexercised Options at December 31, 2004		Value of Unexercised In-the-Money Options at December 31, 2004
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick M. Byrne	127,595	31,193	$8,114,381	$2,152,317
Jonathan E. Johnson III	34,700	40,300	2,153,339	2,407,911
David K. Chidester	21,922	32,709	1,378,898	2,256,921
Shawn A. Schwegman	30,342	39,072	1,831,289	2,193,883
Russell (Tad) Martin	13,574	31,427	845,650	1,634,170

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2004 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	2,398,636	$10.18	1,184,158
Equity compensation plans not approved by security holders	None	N/A	N/A

Total	2,398,636	$10.18	1,184,158

SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

        None of our executive officers has any contractual right to any severance or change of control payments under any employment or severance agreement. Our executive officers hold options issued under our stock option plans, and the vesting of options issued under those plans may be accelerated, under certain circumstances, upon or in connection with a change of control of the Company or upon the termination of the employment of the optionee within a period of time after a change of control has occurred.

REPORT OF THE AUDIT COMMITTEE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

        The following report concerns the Audit Committee's activities regarding oversight of the Company's financial reporting and auditing process.

        The Audit Committee is comprised solely of independent directors, as defined by Nasdaq rules, and it operates under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

        As described more fully in its charter, the purpose of the Audit Committee is to provide general oversight of the Company's financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm are "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

        Among other matters, the Audit Committee monitors the activities and performance of the Company's external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has authority and responsibility for the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of the Company's financial, accounting and internal controls. In addition, the Audit Committee generally oversees the Company's internal compliance programs.

        The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements for each of the three years in the period ended December 31, 2004, (ii) management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2004, (iii) PricewaterhouseCoopers LLP's evaluation of management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004, and (iv) PricewaterhouseCoopers LLP's evaluation of the effectiveness of the Company's internal control over financial reporting as of

December 31, 2004. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Committee discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

        Following the Committee's discussions with management and the independent registered public accounting firm, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report in Form 10-K for the year ended December 31, 2004.

        Members of the Audit Committee
Gordon S. Macklin
John A. Fisher
Allison H. Abraham

SHARE OWNERSHIP OF MANAGEMENT, DIRECTORS AND 5% STOCKHOLDERS

        The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2004 by the following individuals or groups:

  •
  each person or entity who is known by us to own beneficially more than 5% of our outstanding stock;

  •
  each of our named officers;

  •
  each of our directors; and

  •
  all directors and executive officers as a group.

        The table is based upon information supplied by officers, directors and principal stockholders and schedules 13D and 13G filed with the SEC. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentages are based on 19,815,486 shares of common stock outstanding as of December 31, 2004, as adjusted as required by rules promulgated by the SEC.

	Shares Beneficially Owned
Beneficial Owner (Name and Address)
	Number		Percent
5% Stockholders
High Plains Investments LLC 700 Bitner Road Park City, Utah 84098	5,707,261	(1)	28.8%
Dorothy M. Byrne 3 Laramie Road Etna, NH 03750	1,270,735	(2)	6.4%
Tiger Technology LLC 101 Park Avenue, 48th Floor New York, NY 10178	1,000,000		5.0%
Directors and Executive Officers
Patrick M. Byrne	6,820,649	(4)	34.4%
John J. Byrne Jr.	1,270,735	(3)	6.4%
Gordon S. Macklin	315,898	(5)	1.7%
Allison H. Abraham	32,500	(6)	*
John A. Fisher	31,000	(7)	*
Jonathan Johnson III	75,000	(8)	*
David K. Chidester	54,631	(9)	*
Shawn Schwegman	77,102	(10)	*
Russell (Tad) Martin	45,354	(11)	*
Directors and Officers as a Group (9 persons)	8,722,869		44.0%

*
Less than 1% of the outstanding shares of common stock.

(1)
Includes 629,536 shares issuable upon exercise of currently exercisable warrants. Patrick M. Byrne, our President and Chairman of our Board of Directors, holds 100% of the voting interest in and controls High Plains Investments LLC. These shares also include 201,693 shares held by High Meadows Finance L.C. High Plains Investments LLC disclaims beneficial ownership of the shares held by High Meadows Finance L.C. to the extent it does not exercise voting or dispositive control over the shares held by High Meadows Finance L.C.

(2)
Ms. Byrne's shares include 4,414 shares issuable upon exercise of currently exercisable warrants. Ms. Byrne's shares also include 365,107 shares held by Haverford-Utah, LLC; 50,361 shares issuable upon exercise of currently exercisable warrants held by Haverford-Utah, LLC; 201,693 shares held by High Meadows Finance L.C.; 523,545 shares held by John J. Byrne Jr.; and 92,850 shares issuable upon exercise of currently exercisable warrants held by John J. Byrne Jr.; and 5,000 shares issuable upon exercise of all outstanding options held by John J. Byrne Jr. Ms. Byrne disclaims beneficial ownership of the shares held by Haverford-Utah, LLC; and High Meadows Finance L.C. except to the extent of her pecuniary interest in each entity respectively. Ms. Byrne also disclaims beneficial ownership of the shares held by John J. Byrne Jr. to the extent she does not exercise voting or dispositive control over the shares held by John J. Byrne Jr.

(3)
John J. Byrne Jr.'s shares include 92,850 shares issuable upon exercise of currently exercisable warrants. Mr. Byrne's shares also include: 365,107 shares held by Haverford-Utah, LLC and 50,361 shares issuable upon exercise of currently exercisable warrants held by Haverford-Utah, LLC; 201,693 shares held by High Meadows Finance L.C.; 32,765 shares held by Dorothy Byrne; 4,414 shares issuable upon exercise of currently exercisable warrants held by Dorothy Byrne; and 5,000 shares issuable upon exercise of all outstanding options. Mr. Byrne disclaims beneficial ownership of the shares held by Haverford-Utah, LLC and High Meadows Finance L.C. except to the extent of his pecuniary interest in each entity, respectively. Mr. Byrne also disclaims beneficial ownership of the shares held by Dorothy Byrne to the extent he does not exercise voting or dispositive control over the shares held by Dorothy Byrne.

(4)
Patrick M. Byrne's shares include 158,788 shares issuable upon exercise of outstanding options. Patrick M. Byrne's shares also include 5,707,261 shares held by High Plains Investments LLC; 629,536 shares issuable upon exercise of currently exercisable warrants held by High Plains Investments LLC; and 201,693 shares held by High Meadows Finance L.C. Dr. Byrne disclaims beneficial ownership of the shares held by High Plains Investments LLC and High Meadows Finance L.C. except to the extent of his pecuniary interests in each entity respectively.

(5)
Mr. Macklin's shares include 22,058 shares issuable upon exercise of outstanding options and an aggregate of 257,810 shares and an aggregate of 36,030 shares issuable upon currently exercisable warrants held by the following entities: Macklin Family Limited Partnership I, the Macklin Family Limited Partnership III, the Gordon Macklin Family Trust and the Marilyn C. Macklin Family Trust.

(6)
Ms. Abraham's shares include 30,000 shares issuable upon exercise of outstanding options.

(7)
Mr. Fisher's shares include 30,000 shares issuable upon exercise of outstanding options.

(8)
Mr. Johnson's shares relate to 75,000 shares issuable upon the exercise of outstanding options.

(9)
Mr. Chidester's shares relate to 54,631 shares issuable upon the exercise of outstanding options.

(10)
Mr. Schwegman's shares include 69,414 shares issuable upon the exercise of outstanding options.

(11)
Mr. Martin's shares include 45,000 shares issuable upon the exercise of outstanding options.

STOCK PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, from the effective date of the initial public offering of Overstock's common stock (May 30, 2002) through December 31, 2004 for Overstock, Media General's Nasdaq U.S. Index and Media General's Internet Software and Services Index. The graph assumes that $100 was invested in Overstock's common stock (at the initial public offering price of $13.00 per share), and the above indices on May 30, 2002. Historic stock price performance is not necessarily indicative of future stock price performance.

ASSUMES $100 INVESTED ON MAY 30, 2002
ASSUMES DIVIDENDS REINVESTED
FISCAL YEAR ENDING DECEMBER 31, 2004

OTHER INFORMATION

Certain Relationships and Related Transactions

        Since January 1, 2004, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common stock had or will have a direct or indirect interest other than the transactions described below.

        On occasion, Haverford Valley, L.C. and certain affiliated entities make travel arrangements for our executives and pay the travel related expenses incurred by our executives on Company business. In 2004 we reimbursed Haverford Valley, L.C. approximately $256,000 for these expenses.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's common stock, to file certain reports regarding ownership of, and transactions in, the Company's securities with the SEC. Such officers, directors, and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

        Based solely on a review of reports filed by, and on written representations from, its officers, directors and 10% stockholders, the Company believes that during 2004, all of its officers, directors and 10% stockholders complied with requirements for reporting ownership and changes in ownership of Company common stock under Section 16(a) of the Securities Act of 1934 except that Mr. Macklin filed two late reports, Mr. Schwegman filed one report two days late, Mr. Byrne filed one report one day late and Mr. Chidester filed one report one day late.

Deadline For Receipt of Stockholder Proposals

        If you wish to submit a proposal for possible inclusion in our 2006 proxy material, we must receive your notice, in accordance with rules of the SEC and the Company's Bylaws on or before November 18, 2005. The proposal(s) should be mailed to our Secretary at our principal executive offices at 6322 South 3000 East, Suite 100, Salt Lake City, Utah 84121. If you intend to submit a proposal at the 2006 Annual Meeting but do not intend to include the proposal in our proxy statement for that meeting, you must provide appropriate notice to us on or before January 17, 2006. Our bylaws contain specific requirements regarding a stockholder's ability to nominate a candidate for director or to submit a proposal for consideration at an upcoming annual meeting. If you would like a copy of the requirements contained in our bylaws, please contact our Secretary at the address shown above.

Costs of Proxy Solicitation

        The solicitation is made on behalf of the Board of Directors of the Company. The Company will pay the cost of soliciting these proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares.

        Without receiving additional compensation, officials and regular employees of the Company may solicit proxies personally, by telephone, fax or email from some stockholders if proxies are not promptly received. We have also hired Georgeson Shareholder Communications to assist in the solicitation of proxies at a cost of approximately $3,500 plus out-of-pocket expenses.

        An Annual Report on Form 10-K, excluding exhibits, for the fiscal year ended December 31, 2004 is enclosed with this Proxy Statement. You may obtain an additional copy without charge by sending a written request to Overstock.com, Inc., Attention Investor Relations, 6322 South 3000 East, Suite 100, Salt Lake City, Utah 84121. The Annual Report is also available on our website at www.overstock.com.

By Order of the Board,

Jonathan E. Johnson III Secretary

March 25, 2005
Salt Lake City, Utah

Overstock.com
6322 South 3000 East, Suite 100
Salt Lake City, Utah 84121
(801) 947-3100 www.overstock.com Nasdaq Stock Symbol: OSTK

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE:

        The purpose of the Audit Committee of the Board of Directors of Overstock.com, Inc. (the "Company") shall be to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

        The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors, and will consist of at least three members of the Board of Directors. Each member shall meet the independence and experience requirements of the Nasdaq Stock Market, Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission, and each member shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, in accordance with the Nasdaq National Market Listing Standards. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. A director who qualifies as an "audit committee financial expert" under the rules of the Securities and Exchange Commission shall be presumed to qualify as a financially sophisticated audit committee member. No member of the Audit Committee shall have participated in the preparation of the financial statements of the Company or any subsidiary at any time during the past three years.

RESPONSIBILITIES:

        The independent registered public accounting firm shall report directly to the Audit Committee. The responsibilities of the Audit Committee shall include:

  •
  Being directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm, including being responsible for resolving any disagreements between management and the independent registered public accounting firm regarding financial reporting;

  •
  Reviewing the independent registered public accounting firm' proposed audit scope, approach and independence, and approving all audit engagement fees and terms;

  •
  Providing oversight and monitoring of Company management and its activities with respect to the Company's financial reporting process;

  •
  Approving or preapproving all auditing services, internal control-related services, and permitted non-audit services to be provided to the Company by the independent registered public accounting firm in accordance with Section 10A(i) of the Exchange Act, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit; provided that the Audit Committee may delegate authority to subcommittees consisting of one or more members when appropriate, including authority to grant pre-approvals of audit and permitted non-audit services, provided that the decisions of such subcommittee to grant pre-approvals shall be presented to the Audit Committee at its next scheduled meeting;

  •
  Ensuring the regular rotation of the lead or coordinating audit partner, and of the audit partner responsible for reviewing the audit, as required by Section 10A(j) of the Exchange Act;

  •
  Ensuring its receipt from the independent registered public accounting firm of a formal written statement delineating all relationships between the auditors and the Company, consistent with Independent Standards Board Standard No. 1, and actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity or independence of the auditors, and taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent registered public accounting firm;

  •
  Directing the Company's independent registered public accounting firm to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

  •
  Discussing with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented;

  •
  Reviewing with management and the independent registered public accounting firm, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K, as well as the auditors' judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, including the selection, application and disclosure of critical accounting policies;

  •
  Obtaining and considering a report from the independent registered public accounting firm regarding: (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; and (3) other material written communications between the independent registered public accounting firm and Company management, such as any management letter or schedule of unadjusted differences;

  •
  Discussing with the independent registered public accounting firm the auditors' conclusions regarding the reasonableness of the judgments and estimates made in the preparation of the financial statements that may be viewed as critical, as well as the clarity of the Company's financial statement disclosures;

  •
  Reviewing the CEO and CFO certifications under Sections 302 and 906 of the Sarbanes-Oxley Act and the Company's disclosures relating thereto;

  •
  Recommending to the Board whether the financial statements should be included in the Company's Annual Report on Form 10-K;

  •
  Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A;

  •
  Causing the Company to establish hiring practices for employees or former employees of the independent registered public accounting firm that are consistent with Section 10A(l) of the Exchange Act;

  •
  Reviewing and approving any transaction that would require disclosure as a related party transaction pursuant to Item 404 of Regulation S-K;

  •
  Establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

  •
  Reviewing with management and the independent registered public accounting firm any correspondence with regulators and any published reports that raise material issues regarding the Company's accounting policies;

  •
  Reviewing the Audit Committee's own structure, processes and membership requirements, reviewing and reassessing the adequacy of this Charter on an annual basis, and recommending proposed changes to this Charter to the Board for approval; and

  •
  Performing such other duties as may be requested by the Board of Directors.

        In carrying out its duties, the Audit Committee shall have full authority to engage, without further Board approval, independent legal, accounting and other advisors as the Audit Committee may deem necessary. The Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of any such advisors and to pay any ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

MEETINGS:

        The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

        The Audit Committee will meet in executive session at least twice a year and will meet separately with the independent registered public accounting firm as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

        The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

        Apart from the report prepared pursuant to Item 306 of Regulation S-K and Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

RELIANCE ON INFORMATION:

        In adopting this Audit Committee Charter, the Board of Directors acknowledges that the Audit Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent registered public accounting firm' work or auditing standards. Each member of the Audit Committee shall be entitled to rely on the integrity of the persons and organizations within and without the Company that provide information to the Audit Committee and the accuracy and completeness of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge that any such information is inaccurate or incorrect.

APPENDIX B

OVERSTOCK.COM, INC.
2005 EQUITY INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this 2005 Equity Incentive Plan are:

  •
  to attract and retain the best available personnel for positions of substantial responsibility,

  •
  to provide additional incentive to Service Providers, and

  •
  to promote the success of the Company's business.

        Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units, as determined by the Administrator at the time of grant.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)   "Administrator" means the Board or any of its Committees that shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

          (c)   "Award" means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Stock Appreciation Rights, Performance Shares, Performance Units or Deferred Stock Units.

          (d)   "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

          (e)   "Award Exchange Program" means a program whereby outstanding Awards are surrendered or cancelled in exchange for Awards (of the same or different type), which may have a lower exercise or purchase price, or in exchange for cash or a combination of cash and Awards.

          (f)    "Awarded Stock" means the Common Stock subject to an Award.

          (g)   "Board" means the Board of Directors of the Company.

          (h)   "Cash Position" means the Company's level of cash and cash equivalents.

          (i)    "Cause" means (i) an act of personal dishonesty taken by the Participant in connection with his or her responsibilities as a Service Provider and intended to result in personal enrichment of the Participant, (ii) Participant being convicted of a felony, (iii) a willful act by the Participant which constitutes gross misconduct and which is injurious to the Company, or (iv) following delivery to the Participant of a written demand for performance from the Company which describes the basis for the Company's reasonable belief that the Participant has not substantially performed his duties, continued violations by the Participant of his or her obligations to the Company which are demonstrably willful and deliberate on the Employee's part.

          (j)    "Change of Control" means the occurrence of any of the following events:

              (i)  Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Patrick M. Byrne, Dorothy M. Byrne or John J. Byrne or an individual or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with Patrick M. Byrne, Dorothy M. Byrne and/or John J. Byrne, becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

             (ii)  The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

            (iii)  A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

            (iv)  The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (k)   "Code" means the Internal Revenue Code of 1986, as amended.

          (l)    "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (m)  "Common Stock" means the common stock of the Company.

          (n)   "Company" means Overstock.com, Inc.

          (o)   "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (p)   "Deferred Stock Unit" means a deferred stock unit Award granted to a Participant pursuant to Section 14.

          (q)   "Director" means a member of the Board.

          (r)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (s)   "Earnings Per Share" means as to any Fiscal Year, the Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

          (t)    "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (u)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (v)   "Expenses" means as to any Performance Period, the Company's or business unit's incurred expenses.

          (w)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

              (i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

            (iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (x)   "Fiscal Year" means a fiscal year of the Company.

          (y)   "Gross Margin" means as to any Performance Period, the Company's Revenues less the related cost of Revenues expressed in dollars or as a percentage of Revenues.

          (z)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (aa) "Individual Objectives" means, as to any Participant for any Performance Period, the objective and measurable goals set by a process and approved by the Administrator.

          (bb) "Net Income" means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles.

          (cc) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (dd) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement or Award Agreement.

          (ee) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (ff)  "Operating Cash Flow" means the Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

          (gg) "Operating Income" means the Company's or a business unit's income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

          (hh) "Operating Margin" means, as to any Performance Period, the Company's or a business unit's Operating Income divided by Revenue, expressed as a percentage.

          (ii)   "Option" means a stock option granted pursuant to the Plan.

          (jj)   "Option Agreement" means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (kk) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (ll)   "Participant" means the holder of an outstanding Award granted under the Plan.

          (mm) "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Cash Position, (b) Earnings Per Share, (c) Expenses, (d) Gross Margin, (e) Individual Objectives, (f) Net Income, (g) Operating Cash Flow, (h) Operating Income, (i) Operating Margin, (j) Return on Assets, (k) Return on Equity, (l) Return on Sales, (m) Revenue, (n) Total Stockholder Return, and/or (o) Unit Sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or of a business unit of the Company or by product or product line, (v) on a pre-tax or after-tax basis, and/or on a GAAP or non-GAAP basis. Prior to the beginning of the applicable Performance Period, the Administrator shall determine whether any significant element(s) shall be included or excluded from the calculation of any Performance Goal with respect to any Participants. For example, but not by way of limitation, the Administrator may determine that the measures for one or more Performance Goals shall consist of non-GAAP variations of any of the foregoing measures. The Committee may set different goals for Awards not intended to qualify for exemption from the limitations of Section 162(m) of the Code.

          (nn) "Performance Period" means any Fiscal Year or such other period as determined by the Administrator in its sole discretion.

          (oo) "Performance Share" means a performance share Award granted to a Participant pursuant to Section 12.

          (pp) "Performance Unit" means a performance unit Award granted to a Participant pursuant to Section 13.

          (qq) "Plan" means this 2005 Equity Incentive Plan.

          (rr)  "Restricted Stock" means Shares granted pursuant to Section 11 of the Plan.

          (ss)  "Return on Assets" means the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

          (tt)  "Return on Equity" means the percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

          (uu) "Return on Sales" means the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by the Company's or the business unit's, as applicable, revenue, determined in accordance with generally accepted accounting principles.

          (vv) "Revenue" means, as to any Performance Period, the Company's or a business unit's gross revenues, net sales or gross sales, as determined by the Administrator.

          (ww) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (xx) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (yy) "Service Provider" means an Employee, Director or Consultant.

          (zz) "Share" means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

          (aaa) "Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 10 hereof.

          (bbb) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (ccc) "Total Stockholder Return" means the total return (change in share price plus reinvestment of any dividends) of a Share.

          (ddd) "Unit Sales" means, as to any Performance Period, gross or net sales of units, consisting of any merchandise or type or category of merchandise or other product or service sold by the Company at any time, now or hereafter, as determined and specified by the Administrator.

          (eee) "Voluntary Termination for Good Reason" means the Participant voluntarily resigns within ninety (90) days after the occurrence of any of the following (i) without the Participant's express written consent, a material reduction of the Participant's duties, title, authority or responsibilities, relative to the Participant's duties, title, authority or responsibilities as in effect immediately prior to such reduction, or the assignment to Participant of such reduced duties, title, authority or responsibilities; provided, however, that a reduction in duties, title, authority or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Executive Officer of the Company remains as such following a Change of Control and is not made the Chief Executive Officer of the acquiring corporation) shall not by itself constitute grounds for a "Voluntary Termination for Good Reason;" (ii) a reduction by the Company in the base salary of the Participant as in effect immediately prior to such reduction; (iii) the relocation of the Participant to a facility or a location outside of a 35 mile radius from the present facility or location, without the Participant's express written consent; or (iv) any act or set of facts or circumstances which would, under applicable case law or statute constitute a constructive termination of the Participant.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 1,184,158 Shares (consisting of the Shares remaining available for grant under the Company's 2002 Stock Option Plan, as amended (the "2002 Plan") as of December 31, 2004), less Shares covered by any grants made under the 2002 Plan after December 31, 2004, plus any Shares returned to the 2002 Plan after December 31, 2004, plus (a) any Shares which have been reserved but not issued under the Company's 1999 Stock Option Plan (the "1999 Plan") or the Gear.com, Inc. Restated 1998 Stock Option Plan (the "Gear.com Plan") and

(b) any Shares returned to the 1999 Plan or the 2002 Plan or the Gear.com Plan as a result of termination of options or repurchase of Shares issued under the 1999 Plan or the 2002 Plan or the Gear.com Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. Regardless of the number of Shares returned to the 1999 Plan or the 2002 Plan or the Gear.com Plan, the maximum aggregate number of Shares that may be issued under the Plan is 3,000,000.

        If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Award Exchange Program, or, with respect to Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only shares actually issued pursuant to an SAR shall cease to be available under the Plan; all remaining shares under SARs shall remain available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares, Performance Units or Deferred Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option or Stock Purchase Right shall become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in a reduction to the number of Shares available for issuance under the Plan.

        4.    Administration of the Plan.

          (a)    Procedure.

            (i)    Multiple Administrative Bodies.    The Plan may be administered by different Committees with respect to different groups of Service Providers.

            (ii)    Section 162(m).    To the extent that the Administrator determines it to be desirable to qualify Options or other Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

            (iii)    Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

            (iv)    Other Administration.    Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

              (i)  to determine the Fair Market Value;

             (ii)  to select the Service Providers to whom Awards may be granted hereunder;

            (iii)  to determine whether and to what extent Awards or any combination thereof, are granted hereunder;

            (iv)  to determine the number of shares of Common Stock or equivalent units to be covered by each Award granted hereunder;

             (v)  to approve forms of agreement for use under the Plan;

            (vi)  to reduce the exercise price of an Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

           (vii)  to institute an Award Exchange Program;

          (viii)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (ix)  to construe and interpret the terms of the Plan and Awards;

             (x)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

            (xi)  to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-service-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

           (xii)  to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          (xiii)  to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xiv)  to determine the terms and restrictions applicable to Awards; and

           (xv)  to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

        5.    Eligibility.    Restricted Stock, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        6.    No Employment Rights.    Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant's employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant's right or the Company's or Subsidiary's right, as the case may be, to terminate such employment at any time, with or without cause.

        7.    Code Section 162(m) Provisions.

          (a)    Option and SAR Annual Share Limit.    No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 423,430 Shares; provided, however, that such limit shall be 846,860 Shares in the Participant's first Fiscal Year of Company service.

          (b)    Restricted Stock and Performance Share Annual Limit.    No Participant shall be granted, in any Fiscal Year, more than 211,715 Shares of Restricted Stock or Performance Shares; provided, however, that such limit shall be 635,145 Shares in the Participant's first Fiscal Year of Company service.

          (c)    Performance Units Annual Limit.    No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $1,000,000, provided, however, that such limit shall be $3,000,000 in the Participant's first Fiscal Year of Company service.

          (d)    Section 162(m) Performance Restrictions.    For purposes of qualifying grants of Restricted Stock, Performance Shares or Performance Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Performance Shares or Performance Units to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Restricted Stock, Performance Shares or Performance Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

          (e)    Changes in Capitalization.    The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 16(a).

          (f)    If an Award is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 16), the cancelled Award will be counted against the limits set forth in subsections (a) and (b) above. For this purpose, if the exercise price of an Award is reduced, the transaction will be treated as a cancellation of the Award and the grant of a new Award.

        8.    Term of Plan.    The Plan shall continue in effect for a term of ten (10) years following the date upon which the Board approved the Plan in 2005.

        9.    Stock Options.

          (a)    Term.    The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

          (b)    Option Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)  In the case of an Incentive Stock Option:

              (A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii)  In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (c)    Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.

          (d)    Form of Consideration.    The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

              (i)  cash;

             (ii)  check;

            (iii)  other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

            (iv)  delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price;

             (v)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, including, to the extent permitted by Applicable Laws and approved by the Administrator, delivery of a promissory note, consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or a reduction in the amount of any Company liability to the Participant; or

            (vi)  any combination of the foregoing methods of payment.

          (e)    Exercise of Option; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

          (f)    Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (g)    Disability.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (h)    Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant's death. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (i)    ISO $100,000 Rule.    Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

              (i)  of Shares subject to a Participant's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

             (ii)  become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(j), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

        10.    Stock Appreciation Rights.

          (a)    Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

          (b)    Exercise Price and other Terms.    Subject to Section 7(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

          (c)    Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

              (i)  The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

             (ii)  the number of Shares with respect to which the SAR is exercised.

          (d)    Payment upon Exercise of SAR.    At the discretion of the Administrator, payment for a SAR may be in cash, Shares or a combination thereof.

          (e)    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

          (f)    Expiration of SARs.    A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

          (g)    Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the Award Agreement, the SAR shall remain exercisable for three months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the

  Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (h)    Disability.    If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her SAR within such period of time as is specified in the Award Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

          (i)    Death of Participant.    If a Participant dies while a Service Provider, the SAR may be exercised following the Participant's death within such period of time as is specified in the Award Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the SAR is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant's death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

        11.    Restricted Stock.

          (a)    Grant of Restricted Stock.    Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock. Restricted Stock shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Restricted Stock may be granted in the form of restricted stock units that are not issued until the vesting conditions are satisfied. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

          (b)    Other Terms.    The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. The Administrator may require the recipient to sign an Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

          (c)    Restricted Stock Award Agreement.    Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

        12.    Performance Shares.

          (a)    Grant of Performance Shares.    Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

          (b)    Other Terms.    The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign an Award Agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

          (c)    Performance Share Award Agreement.    Each Performance Share grant shall be evidenced by an Award Agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

        13.    Performance Units.

          (a)    Grant of Performance Units.    Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

          (b)    Number of Performance Units.    Subject to Section 7(c) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

          (c)    Other Terms.    The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign an Award Agreement as a condition of the award.

  Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

          (d)    Performance Unit Award Agreement.    Each Performance Unit grant shall be evidenced by an Award Agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

        14.    Deferred Stock Units.

          (a)    Description.    Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units shall remain subject to the claims of the Company's general creditors until distributed to the Participant.

          (b)    162(m) Limits.    Deferred Stock Units shall be subject to the annual 162(m) limits applicable to the underlying Restricted Stock, Performance Share or Performance Unit Award as set forth in Section 7 hereof.

          (c)    409A Limitations.    If the Deferred Stock Units are considered to be deferred compensation under Code Section 409A, then the terms of such Deferred Stock Units shall comply with Code Section 409A.

        15.    Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

        16.    Adjustments Upon Changes in Capitalization, Dissolution or Liquidation or Change of Control.

          (a)    Changes in Capitalization.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares covered by each outstanding Award, and the relevant numerical Share limits herein.

          (b)    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

          (c)    Change of Control.

            (i)    Stock Options and SARs.    In the event of a merger of the Company with or into another corporation, or a Change of Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets or Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change of Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

            (ii)    Restricted Stock, Performance Shares, Performance Units and Deferred Stock Units.    In the event of a merger or Change of Control, each outstanding Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be assumed or an equivalent Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit award, the Participant shall fully vest in the Restricted Stock, Performance Share, Performance Unit or Deferred Stock Unit including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Performance Share, Performance Unit and Deferred Stock Unit award shall be considered assumed if, following the merger or Change of Control, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the merger or Change of Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change of Control.

          (d)    Involuntary Termination other than for Cause, Death or Disability or a Voluntary Termination for Good Reason, Following a Change of Control.    If, within eighteen (18) months following a merger or Change of Control, Participant's employment is terminated involuntarily by the Company or successor corporation other than for Cause, on account of death or Disability or by the Participant by a Voluntary Termination for Good Reason, then Participant shall fully vest in and have the right to exercise his or her Award as to all of the Shares subject to each such Award including Shares as to which such Award would not otherwise be vested or exercisable.

        17.    Date of Grant.    The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

        18.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Plan without obtaining stockholder approval.

          (b)    Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Law.

          (c)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

        19.    Conditions Upon Issuance of Shares.

          (a)    Legal Compliance.    Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws.

          (b)    Investment Representations.    As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

        20.    Liability of Company.

          (a)    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b)    Grants Exceeding Allotted Shares.    If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 18(b) of the Plan.

        21.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

[OSTCM—OVERSTOCK.COM] [FILE NAME: ZOST41.ELX] [VERSION—(2)] [03/17/05] [orig. 03/17/05]

DETACH HERE

PROXY

OVERSTOCK.COM, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

TUESDAY, APRIL 26, 2005

        The undersigned hereby appoints Patrick M. Byrne and Jonathan E. Johnson III, or either of them, as proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Overstock.com, Inc. (the "Company") to be held at the warehouse of the Company located at 955 South 3800 West, Salt Lake City, Utah 84104, at 1:00 p.m. on April 26, 2005, including any adjournments or postponements thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present at the meeting.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

OVERSTOCK.COM, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

[OSTCM—OVERSTOCK.COM] [FILE NAME: ZOST41.ELX] [VERSION—(2)] [03/17/05] [orig. 03/17/05]

DETACH HERE

☒ Please mark
votes as in this example.

MANAGEMENT HAS PROPOSED AND RECOMMENDS A VOTE FOR THE NOMINEE LISTED BELOW AND VOTES FOR PROPOSALS 2 AND 3.

1.
Election of Director of the Company.
 Nominee: (01) Allison H. Abraham

FOR THE NOMINEE	☐	☐	WITHHELD FROM THE NOMINEE
		FOR	AGAINST	ABSTAIN
2.	Approval of the 2005 Equity Incentive Plan as described in the Proxy Statement.	☐	☐	☐
3.	Ratification of the selection of Pricewaterhouse-Coopers LLP as Overstock.com's independent accountants for 2005.	☐	☐	☐
Mark here if you plan to attend the meeting in person.				☐
Mark here for address change or if comment has been noted on the reverse side of this card.				☐

Sign exactly as name(s) appears on your certificate. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or Vice President, and by the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased Stockholder should give their full title. Please date the Proxy.
Signature:	Date:	Signature:	Date: